GOODWILL	12 Months Ended
Jul. 31, 2020
GOODWILL
GOODWILL

NOTE 9 — GOODWILL

Goodwill represents the excess of the consideration paid for the acquisition of 51.2% equity interest of LGC over the fair value of the net identifiable assets of LGC at the date of acquisition (see Note 4).

As of July 31, 2020, the changes in the Company’s carrying amount of goodwill are presented below:

Total
Balance as of July 31, 2019	$—
Goodwill	31,523,861
Goodwill impairment	(5,621,467)

Balance as of July 31, 2020	$25,902,394

The Company assesses goodwill for impairment using the two-step process with the assistance of a third-party appraiser. Based on the Company’s assessment, the fair value of the reporting unit fell below its carrying value. As a result, the Company recorded a goodwill impairment of $5,621,467 as reflected in the consolidated statements of operations and comprehensive income (loss) for the year ended July 31, 2020.